MULTI-MANAGER MID CAP FUND

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER MID CAP FUND

SUPPLEMENT DATED NOVEMBER 16, 2012 TO

SUMMARY PROSPECTUS DATED JULY 31, 2012

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursement it provides to the Multi-Manager Mid Cap Fund effective as of January 1, 2013. This increase in expense reimbursement will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursement:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2013
Multi-Manager Mid Cap	1.10%	-0.10%	1.00%

The new contractual expense reimbursement arrangement is expected to continue from implementation until at least December 31, 2013.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT MMMC (11/12)

NORTHERN FUNDS SUMMARY PROSPECTUS

NORTHERN FUNDS

Multi-Manager Mid Cap Fund

Summary Prospectus | July 31, 2012	Ticker: NMMCX
(as revised December 28, 2012)

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2012, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%
Other Expenses		0.30%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.05%
Total Annual Fund Operating Expenses		1.20%
Expense Reimbursement(1)		(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.10%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, Inc. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund (excluding acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Funds; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) to the extent the “Total Annual Fund Operating Expenses After Expense Reimbursement” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2013 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$371	$650	$1,446

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of companies in the Russell Midcap® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of May 31, 2012, the market capitalization of the companies in the Russell Midcap Index was between $34.7 million and $21.6 billion. The size of companies in the Russell Midcap® Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell Midcap® Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, at percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the

NF SUM MMMC (12/12)	SUMMARY PROSPECTUS	1	MULTI-MANAGER MID CAP FUND

constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Investment Advisers seek, through their selection of sub-advisers and their allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

The Fund may make significant investments in initial public offerings (“IPOs”).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell Midcap Index. It is not a sponsor of the Multi-Manager Mid Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

IPO RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2012 is 6.04%. For the periods shown in the bar chart above, the highest quarterly return was 18.70% in the third quarter of 2009, and the lowest quarterly return was (24.82)% in the fourth quarter of 2008.

MULTI-MANAGER MID CAP FUND	2	SUMMARY PROSPECTUS

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2011)

	Inception Date	1-Year	5-Years	Since Inception
Multi-Manager Mid Cap Fund	6/22/06
Return before taxes		(2.99)%	1.97%	3.27%
Return after taxes on distributions		(3.48)%	1.60%	2.92%
Return after taxes on distributions and sale of Fund shares		(1.33)%	1.55%	2.68%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)		(1.55)%	1.42%	3.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut, a direct subsidiary of Northern Trust Corporation, and Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager Mid Cap Fund. Geneva Capital Management Ltd., LSV Asset Management and Systematic Financial Management LP each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Christopher E. Vella, CFA	Senior Vice President and Chief Investment Officer	January 2012
Jessica K. Hart	Senior Vice President	June 2009
Geneva Capital Management Ltd.
Amy Croen	Managing Principal, Co-Founder and Portfolio Manager	June 2006
William Priebe	Managing Principal, Co-Founder and Portfolio Manager	June 2006
Michelle Picard	Managing Principal and Portfolio Manager	June 2006
Scott Priebe	Managing Principal and Portfolio Manager	June 2006
LSV Asset Management
Josef Lakonishok	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager	June 2006
Menno Vermeulen, CFA	Partner, Portfolio Manager, and Senior Quantitative Analyst	June 2006
Puneet Mansharamani, CFA	Partner, Portfolio Manager and Senior Quantitative Analyst	June 2006
Systematic Financial Management LP
Ron Mushock, CFA	Managing Partner and Portfolio Manager	June 2008
D. Kevin McCreesh, CFA	Chief Investment Officer, Managing Partner and Portfolio Manager	June 2008

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for

SUMMARY PROSPECTUS	3	MULTI-MANAGER MID CAP FUND

each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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